Note 18 - Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]

Note R – Subsequent Events

On January 7, 2016, Ohio Valley and Milton Bancorp, Inc. (“MB”), entered into an Agreement and Plan of Merger “Merger Agreement”). The Merger Agreement provides for a business combination whereby MB will merge with and into Ohio Valley and MB’s banking subsidiary, The Milton Banking Company, will merge with and into the Bank. At December 31, 2015, MB operates five branches with assets of $141 million, loans of $110 million and deposits of $126 million. After the merger, the Company's total assets will exceed $900 million and branches will increase to 19 locations. The merger consideration was valued at approximately $20 million at the time of signing the merger agreement. The transaction is subject to certain conditions, including the approval of regulatory authorities and the shareholders of MB. The merger is expected to be completed by the third quarter of 2016.